1©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com LIFELOCK FEBRUARY 2016

Safe Harbor Statement ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 2 This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information regarding our growth strategy, markets, priorities, media spend, long-term goals, expected total revenue and adjusted EBITDA, and our profitability. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements including the final resolution of the FTC and consumer class action matters, along with a possible settlement with certain states’ attorneys general for related claims, as well as the volatility of our stock, the regulatory environment, and other legal proceedings. Forward- looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K for this fiscal year ended December 31, 2015 and the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

Recent Business Highlights ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 3 • Hilary Schneider, the company’s president, will succeed Todd Davis as chief executive officer, effective March 1, 2016, and Roy Guthrie, the company’s lead director, will become independent chairman. Mr. Davis will continue with the Company as executive vice chairman. • Recorded the 43rd consecutive quarter of sequential growth in revenue and cumulative ending members. • Fiscal year adjusted net income per diluted share was up 31% year over year • Ended the year with approximately 4.2 million members • Added approximately 1.3 million gross new members in the fiscal year. • Increased monthly average revenue per member to $11.97 for the fourth quarter of 2015 from $11.43 for the fourth quarter of 2014.

4 13.1 MILLION US victims of identity theft** $15 BILLION In losses due to identity theft in US** 904 MILLION number of records exposed by data breach in 2014*** Every 2 seconds Someone is a victim of identity theft** Identity theft was the #1 COMPLAINT reported in the US for 15 years* * Federal Trade Commission press release, Feb., 27, 2015. ** 2016 Identity Fraud: Fraud Hits an Inflection Point – Javelin Strategy (February 2016) *** 2015 Data Protection and Breach. Online Trust Alliance. Pre-Release Draft (January 29, 2015) Based on fist nine months of 2014. The Cost of Identity Theft ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

The Increasing Risk of Identity Fraud 5 *Global Mobile Devices. eMarketer November 21, 2013 **Forrester research custom forecast for LifeLock (2013). ***Global B2C Ecommerce Sales to Hit $1.5 Trillion This Year Driven by Growth in Emerging Markets. eMarketer Feb. 2014. ****Consumer Sentinel Data Book for January-December 2013. Federal Trade Comm. Feb. 2014 ***** Identity Theft Study, a commissioned survey conducted by Forrester Consulting on behalf of LifeLock. Results are based on survey participant identity theft and life events between April 2013 and May 2014. 1.7 BILLION Global Social Network Users* Social Media users are 3 times more likely than non-social media users to be an identity theft victim in the past 12 months.***** 7.0 BILLION Global Mobile Devices** Smartphone users are 3.5 times more likely than non-smartphone users to be an identity theft victim in the past 12 months***** 1.5 TRILLION Global E-Commerce Sales*** Online Shoppers are 4 times more likely to be an identity theft victim in the past 12 months .***** 17 % OF ALL FTC Reported Identity Theft Complaint Claims**** ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Concerned About Security – 78 Million 6 30+ Million are doing something 40+ Million are doing nothing Current Market Share 4.2 Million ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Adults in U.S. 7 240 Million Income of $50K Plus ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Enterprise Market Opportunity 8 287 Million Transactions in 2015 3.4 Billion Target Opportunity ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock

The LifeLock Ecosystem


Predictive Analytics
Technology Platform
Data Repository
Member Data Elements & Authenticating Responses
Proactive Identity Use Alerts
Real-time ID Scores
Cross-Industry Data Elements
Data growth builds momentum

©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 9

10 Growth Strategy Take advantage of our unique ecosystem Expand data inputs Evolve targeting and messaging Grow partner channel Leverage mobile Long Term Vision – Identity Bureau ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

IDA Market: Leading Enterprises across a wide range of industries 11 U.S. Wireless Providers 4 of the Top 5 Carriers Credit Card Issuers 4 of the Top 5 Issuers Retail Card Issuers 4 of the top 5 retail credit card issuers Alternative Lenders Auto Lenders Alternative Payments ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Superior Performance From Differentiated Data • Over 1 trillion data elements • Over 2 billion high-value consumer events • Unique data others don’t see • Over 3.3 million known identity frauds • Can score 100% of US adult population ID Network: A real-time, cross-industry network of consumer behavioral data 12©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

One column A broad network of identity behavioral connections and linkages provides deep insight into identity risk 13 20 9 41 17 Visibility into unusual identity behavior such as high velocity Uncovering Risk - Name - Phone - Date of Birth - Email Address - Address - SSN - Fraud Application - Application Legend Confirmed fraud connected to identity elements 3 ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Enable the Enterprise, Empower the Consumer 14 ID Score: 721 ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Growth Strategy: 3.4 Billion Alertable Transactions 15 Expand the Core 580 Million Penetrate Adjacent Markets 360 Million Establish eCommerce Market 2.5 Billion Market Opportunity ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Product Evolution 16 LifeLock Mobile LifeLock Junior $5.99 LifeLock Ultimate Plus $29.99 LifeLock Advantage $19.99 LifeLock Ultimate $25 month LifeLock Command Center $15 month LifeLock Basic $10 month I I I I I I I 2009 2010 2011 2012 2013 2014 2015 LifeLock Standard $9.99 ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Product Lineup LifeLock Standard $9.99 LifeLock Advantage $19.99 LifeLock Ultimate Plus $29.99 All features in our basic LifeLock service, plus: • Enhanced insurance policy that underwrites our service guarantee All features in LifeLock Standard, plus: • Credit card, checking and savings account alerts • Online annual credit report and score • Data breach notifications • Court records scanning • Fictitious identity scanning All features in our LifeLock Advantage service plus: • Sex Offender Reports • Investment account activity alerts • Online annual Tri-bureau credit report and score • Tri-bureau credit inquiry activity monitoring • Monthly credit score tracking • Bank Account Takeover Alerts 17©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock Consumer -3 Layers of Protection 18 Monitor over a trillion data points every day Proactive alerts that empower consumers 24x7 Certified resolution specialists to handle your case RESTOREALERTDETECT ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Live freely in an always connected world 19 email SMS / TEXT Integrated Voice Response ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Priorities 20 1 REACH 2 CONVERSION Members $ $ $ 4 VIRALITY 3 MONETIZATION Continuum Process ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #1: “My credit card protects me” 21 • Narrow Visibility • Card Fraud Not Identity Protection Credit Card ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #2: “I can do this by myself” 22 DIY • Limited DIY Steps • Not Realistic • Not Real Time • Not Effective ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #3: “Credit monitoring is good enough” 23 Credit Monitoring • Not Comprehensive • Speed Matters • Reactive Not Proactive ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

The LifeLock Difference… 24 Unique Data Superior Technology Trusted Brand Growth, Retention, Customer Satisfaction ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Multi-Channel GTM Strategy 25 Direct To Consumer Marketing Partner Distribution Channels ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

26 Television: A More Diverse Mix ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

Educate, Educate, Educate 27©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

A commissioned survey conducted in Oct-Dec 2015 by MSI International on behalf of LifeLock. Base: Total Respondents 1034 (aware) Q5a. (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider) Brand Leadership 28 % When asked what companies are you aware of that provide Identity Theft Protection / Credit Monitoring & Alerts services to consumers? ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 34.0% 8.0% 0.0% 1.0% 4.0% 1.0% 0.0% 3.0% 8.0% 4.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0%

Partner Overview 29 Co-Marketing Embedded Affiliates Employee Benefits Breach Direct Response ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

2015 Partner Channel Growth 30 Strategic partner investments ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock

Financial Services Case Study


FINANCIAL
SERVICES

of Members


1055
Credit Monitoring
3738
LifeLock

Profile:

Mid-Size Community Bank

Bank had $2.5 billion in assets

Overview:

A commercial bank displaced a credit monitoring offer with LifeLock.

LTV Revenue per Member


$415
Credit Monitoring
$810
LifeLock

©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 31

Revenue and Adjusted EBITDA* 32 *Non-GAAP financial measure, see Appendix for most comparable GAAP number and reconciliation **2016 Revenue and Adjusted EBITDA figures are based on the mid-point of the guidance provided in our Earnings Results call February 10, 2016 for the full year ending December 31, 2016. ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com - 175.0 350.0 525.0 700.0 2010 2011 2012 2013 2014 2015 2016** Revenue ($M) Consumer Enterprise (10.0) 10.0 30.0 50.0 70.0 90.0 2010 2011 2012 2013 2014 2015 2016** Adjusted EBITDA ($M)

Member Metrics 33©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 517 704 762 944 1,164 1,284 500 700 900 1,100 1,300 2010 2011 2012 2013 2014 2015 Gross New Members (thousands) 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2010 2011 2012 2013 2014 2015 Cumulative Ending Members (millions)

Revenue per Member 34©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 7.00 8.00 9.00 10.00 11.00 12.00 2010 2011 2012 2013 2014 2015 Monthly Average Revenue per Member Monthly Average Revenue per Member

Product Mix 35 * Gross new members for the 12 month period ended December 31, 2015 ** LifeLock Premium Products include LifeLock Ultimate, LifeLock Ultimate Plus & LifeLock Advantage. ** ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 2015 2015 GNM* LifeLock Premium Products LifeLock Command Center LifeLock Basic and Standard LifeLock for Minors/LifeLock Junior

Annual Retention Rate 36 78.4% 85.9% 88.8% 90.2% 91.0% 91.7% 92.6% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 1 2 3 4 5 6 7 # of Years a Member 2015 Cohort Aging ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 79.1% 82.7% 87.1% 87.8% 87.7% 86.5% 70.0% 75.0% 80.0% 85.0% 90.0% 2010 2011 2012 2013 2014 2015

Free Cash Flow* 37 *Non-GAAP financial measure, see Appendix for most comparable GAAP number & reconciliation ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com $(30.0) $- $30.0 $60.0 $90.0 $120.0 2009 2010 2011 2012 2013 2014 2015

Strong Balance Sheet 38 Dec 31, 2014 $Millions Dec 31, 2015 $Millions Cash and Marketable Securities 273.9 246.7 Goodwill & Intangible Assets 197.7 202.3 Deferred Tax Assets 43.7 77.4 Total Other Assets 48.0 66.5 Deferred Revenue 145.2 166.4 Debt - - Total Other Liabilities 85.3 108.3 Stockholder’s Equity 332.8 318.1 ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

39 Long-Term Goals* 1 These goals are forward‐looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K for the year ended December 31, 2015. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. *All measures are non-Gaap financial measures, see appendix for most comparable Gaap number & reconciliation. LifeLock has not presented reconciliation for long term goals as such goals are forward-looking and LifeLock is unable to predict or estimate of the reconciling items between the Gaap and non-Gaap measures. ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 2011 2012 2013 2014 2015 LT Goals¹ Adj GM% 68% 71% 73% 75% 77% 75% - 77% Adj S&M 47% 44% 44% 44% 46% 36% - 39% Adj T&D 9% 10% 10% 10% 10% 9% - 10% Adj G&A 8% 7% 9% 11% 10% 7% - 8% Adj EBITDA 6.4% 11.2% 11.4% 11.7% 12.3% 20% - 25% FCF 12% 15% 18% 19% 15% 18% - 23%

SaaS + Internet + Security (152 companies) ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 40 Revenue >$100mm 139 companies

©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com 41 SaaS + Internet + Security Revenue >$100mm Revenue Growth >20% Gross Margin >70% EBITDA Margin >10% FCF Margin >10% 12 companies

Key Investment Highlights 42 Large and growing addressable market Leader in consumer identity theft and consumer risk management Industry leading service offering Strong barriers to entry: data, analytics, technology platform, and brand Experienced management team with track record of execution Predictable subscription model Compelling combination of growth, profitability, and cash flow ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

43 Appendix ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com

GAAP to Non-GAAP Reconciliations 44©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com Reconciliation of Net Cash Provided by (Used In) Operating Activities to Free Cash Flow 2009 2010 2011 2012 2013 2014 2015 Cash flows provided by (used in) operations (23.4)$ (14.5)$ 24.3$ 48.4$ 77.4$ 109.2$ (3.8)$ Acquistion of property and equipment (5.1) (1.5) (2.0) (7.5) (10.4) (14.6) (14.2) Legal settlement - 11.0 - (3.5) - (5.0) 100.0 Expenses related to FTC Litigation - - - - - - 7.5 Free Cash Flow (28.5)$ (5.0)$ 22.3$ 37.4$ 67.0$ 89.6$ 89.5$ Reconciliation of Net Income (Loss) to Adjusted EBITDA 2010 2011 2012 2013 2014 2015 Net income (loss) (15.4)$ (4.3)$ 23.5$ 54.5$ 2.5$ (51.0)$ Depreciation and amortization 4.2 3.7 10.4 12.8 16.3 18.7 Share-based compensation 3.3 3.3 6.8 11.1 18.1 27.2 Interest expense 1.4 0.2 3.7 0.4 0.4 0.4 Interest income - - - (0.1) (0.3) (0.8) Change in fair value of warrant liabilities 1.3 8.7 (3.1) - - - Change in embedded derivatives - - 2.8 - - - Other expenses - - - - 0.1 0.2 Acquisition expenses - 0.6 0.7 1.1 - 3.1 Legal settlement - - (3.6) - 15.0 98.5 Expenses related to FTC Litigation - - - - - 9.6 Income tax (benefit) expense - 0.2 (13.7) (37.5) 3.4 (33.5) Adjusted EBITDA (5.2)$ 12.5$ 27.5$ 42.2$ 55.5$ 72.3$

GAAP to Non-GAAP Reconciliations 45©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com Reconciliation of Cost of Services to Adjusted Cost of Services 2010 2011 2012 2013 2014 2015 Cost of services 51.4$ 62.6$ 79.9$ 100.1$ 120.4$ 137.4$ Share-based compensation (0.3) (0.3) (0.6) (0.8) (1.3) (1.8) Adjusted Cost of Services 51.1$ 62.3$ 79.3$ 99.3$ 119.1$ 135.6$ Reconciliation of Gross Profit to Adjusted Gross Profit 2010 2011 2012 2013 2014 2015 Gross Profit 110.8$ 131.3$ 196.5$ 269.6$ 355.6$ 450.1$ Share-based compensation 0.3 0.3 0.6 0.8 1.3 1.8 Adjusted Gross Profit 111.1$ 131.6$ 197.1$ 270.4$ 356.9$ 451.9$

GAAP to Non-GAAP Reconciliations 46©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com Reconciliation of Sales and Marketing Expenses to Adjusted Sales and Marketing Expenses 2010 2011 2012 2013 2014 2015 Sales and marketing expenses 78.8$ 91.2$ 123.0$ 162.4$ 214.0$ 273.4$ Share-based compensation (0.7) (0.7) (1.1) (1.3) (3.2) (4.8) Adjusted sales and marketing expenses 78.1$ 90.5$ 121.9$ 161.0$ 210.8$ 268.6$ Reconciliation of Technology and Development Expenses to Adjusted Technology and Development Expenses 2010 2011 2012 2013 2014 2015 Technology and development expenses 21.3$ 17.7$ 29.5$ 40.0$ 51.0$ 69.1$ Share-based compensation (0.8) (0.8) (1.7) (2.8) (5.1) (7.2) Acquisition related expenses - - - - - (3.0) Adjusted technology and development expenses 20.5$ 16.9$ 27.8$ 37.1$ 45.9$ 59.0$

GAAP to Non-GAAP Reconciliations 47©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com Reconcil tion of General and Administrative Expenses to Adjusted General and Administrative Expenses 2010 2011 2012 2013 2014 2015 General and administrative expenses 23.3$ 17.5$ 24.6$ 42.1$ 75.7$ 183.3$ Share-based compensation (1.5) (1.5) (3.3) (6.2) (8.7) (13.5) Acquisition related expenses - (0.6) (0.7) (1.0) - (0.1) Legal reserve - - 3.6 - (15.0) (98.5) Expenses related to FTC Litigation - - - - - (9.6) Adjusted general and administrative expenses 21.8$ 15.4$ 24.2$ 34.9$ 52.0$ 61.5$

Components of Profit and Loss 48 Cost of Service ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com $M % of Rev Consumer revenue 559.5 95.2% Enterprise revenue 28.0 4.8% Total revenue 587.5 100.0% Adj COS 135.6 23.1% Adj GM 451.9 76.9% Adj S&M 268.6 45.7% Adj T&D 59.0 10.0% Adj G&A 61.5 10.5% Adj EBITDA 72.3 12.3% 2015 Actual Fulfillment Partners (incl Insurance) Member Services Credit Card Fees Other

Components of Profit and Loss 49 Sales and Marketing ©2016 LifeLock Inc. 1-800-LifeLock LifeLock.com Media Commissions Enterprise Production Personnel Other $M % of Rev Consumer revenue 559.5 95.2% Enterprise revenue 28.0 4.8% Total revenue 587.5 100.0% Adj COS 135.6 23.1% Adj GM 451.9 76.9% Adj S&M 268.6 45.7% Adj T&D 59.0 10.0% Adj G&A 61.5 10.5% Adj EBITDA 72.3 12.3% 2015 Actual